Exhibit 21.1

List of Subsidiaries

American Homes 4 Rent is the General Partner of American Homes 4 Rent, L.P.

Below is a list of the wholly-owned subsidiaries of American Homes 4 Rent, L.P.:

1.	American Homes 4 Rent Management Holdings, LLC, and its subsidiaries are:

a.	AH4R Management – AZ, LLC

b.	AH4R Management – CO, LLC

c.	AH4R Management – FL, LLC

d.	AH4R Management – GA, LLC

e.	AH4R Management – ID, LLC

f.	AH4R Management – IL, LLC

g.	AH4R Management – IN, LLC

h.	AH4R Management – KY, LLC

i.	AH4R Management – MS, LLC

j.	AH4R Management – NC, LLC

k.	AH4R Management – NM, LLC

l.	AH4R Management – OH, LLC

m.	AH4R Management – OK, LLC

n.	AH4R Management – OR, LLC

o.	AH4R Management – SC, LLC

p.	AH4R Management – TN, LLC

q.	AH4R Management – TX, LLC

r.	AH4R Management – UT, LLC

s.	AH4R Management – WA, LLC

t.	AH4R Management – WI, LLC

u.	American Homes 4 Rent Management, LLC

2.	American Homes 4 Rent Properties One, LLC

3.	American Homes 4 Rent Properties Two, LLC

4.	American Homes 4 Rent Properties Three, LLC

5.	American Homes 4 Rent Properties Four, LLC

6.	American Homes 4 Rent Properties Five, LLC

7.	American Homes 4 Rent Properties Six, LLC

8.	American Homes 4 Rent Properties Seven, LLC

9.	American Homes 4 Rent Properties Eight, LLC

10.	American Homes 4 Rent Properties Nine, LLC

11.	American Homes 4 Rent Properties Ten, LLC

12.	American Homes 4 Rent Advisor, LLC

13.	American Homes 4 Rent TRS, LLC, and its subsidiaries are:

a.	AMIP TRS, LLC

b.	AHIP, LLC

14.	AH4R Properties, LLC, and its subsidiaries are:

a.	AH4R – AZ, LLC

b.	AH4R – AZ 2, LLC

c.	Ah4R – AZ 3, LLC

d.	AH4R – AZ 4, LLC

e.	AH4R – AZ 7, LLC

f.	AH4R – AZ 11, LLC

g.	SSI – AZ, LLC

h.	AH4R – CO, LLC

i.	AH4R – FL, LLC

j.	AH4R – FL 2, LLC

k.	AH4R – FL 3, LLC

l.	AH4R – FL 4, LLC

m.	AH4R – FL 11, LLC

n.	AH4R – GA, LLC

o.	AH4R – GA 2, LLC

p.	AH4R – GA 3, LLC

q.	AH4R – GA 4, LLC

r.	AH4R – GA 5, LLC

s.	AH4R – GA 11, LLC

t.	AH4R – IL, LLC

u.	AH4R – IN, LLC

v.	AH4R – NC, LLC

w.	AH4R – NV, LLC

x.	AH4R – NV 2, LLC

y.	AH4R – NV 3, LLC

z.	AH4R – NV 4, LLC

aa.	AH4R – NV 11, LLC

bb.	SSI – NV, LLC

cc.	AH4R – OH, LLC

dd.	AH4R – TN 3, LLC

ff.	AH4R – TX, LLC

gg.	AH4R – TX 2, LLC

hh.	AH4R – TX 3, LLC

ii.	AH4R – TX 11, LLC

jj.	AH4R – UT, LLC

kk.	AH4R – WA, LLC

15.	American Homes 4 Rent I, LLC, and its subsidiaries are:

a.	AH4R I AZ, LLC

b.	AH4R I CO, LLC

c.	AH4R I FL, LLC

d.	AH4R I FL Orlando, LLC

e.	AH4R I GA, LLC

f.	AH4R I IL, LLC

g.	AH4R I IN, LLC

h.	AH4R I NC, LLC

i.	AH4R I NV, LLC

j.	AH4R I OH, LLC

k.	AH4R I OK, LLC

l.	AH4R I TN, LLC

m.	AH4R I TX DFW, LLC

n.	AH4R I TX, LLC

o.	AH4R I UT, LLC

p.	AH4R I WA, LLC

16.	RJ American Homes 4 Rent Investments, LLC, and its subsidiaries are:

a.	RJ American Homes 4 Rent One, LLC

b.	RJ American Homes 4 Rent Two, LLC